UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
May 5, 2015

Moody National REIT I, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55200	26-1812865
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6363 Woodway Drive, Suite 110

Houston, Texas 77057

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (713) 977-7500

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 5, 2015, Moody National REIT I, Inc. (the “Company”) entered into a Purchase and Sale Agreement (the “Purchase and Sale Agreement”) for the acquisition of a hotel property located in Revere, Massachusetts, commonly known as the Hampton Inn Boston Logan Airport (the “Hampton Inn Boston”), for an aggregate purchase price of $57,000,000, excluding acquisition costs and subject to adjustments as set forth in the Purchase and Sale Agreement. The Company intends to finance the acquisition of the Hampton Inn Boston with a portion of the remaining proceeds from its public offering and financing secured by the Hampton Inn Boston.

The Hampton Inn Boston is a select-service hotel facility comprised of seven stories featuring 227 guest rooms. Located five miles from downtown Boston, the hotel benefits from consistent corporate and leisure demand throughout the year. The hotel is in close proximity to Boston Logan International Airport, which accommodated more than 31 million passengers in 2014.

The acquisition of the Hampton Inn Boston is subject to substantial conditions to closing, including: (1) the Company’s ability to obtain appropriate financing secured by the Hampton Inn Boston; and (2) the absence of a material adverse change to the Hampton Inn Boston prior to the date of the acquisition. There is no assurance that the Company will close the acquisition of the Hampton Inn Boston on the terms described above or at all.

Item 7.01 Regulation FD

On May 11, 2015, the Company distributed a press release announcing that it is under contract for the Hampton Inn Boston. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press release, dated May 11, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY NATIONAL REIT I, INC.

Date: May 11, 2015	By:	/s/ Brett C. Moody
Brett C. Moody
Chief Executive Officer and President

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press release, dated May 11, 2015